UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K/A

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2008

CROWN HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-50189	75-3099507
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Crown Way, Philadelphia, PA		19154-4599
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code      215-698-5100

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

SIGNATURE

INDEX TO EXHIBITS

Item 2.02 Results of Operations and Financial Condition

This Amendment to the Current Report on Form 8-K of Crown Holdings, Inc. (the “Company”) filed with the Securities and Exchange Commission on January 31, 2008 is filed solely for purposes of correcting the financial information accompanying the Company’s press release that announced the Company’s financial results for the quarter and year ended December 31, 2007 and that was furnished as Exhibit 99 to the original Current Report. The corrections furnished herewith have been made to reflect the impact of the Company’s revision to its income tax valuation allowance. The revision amounted to a reduction in tax benefits of $22 million of which $17 reduced net income and earnings used for earnings per share and $5 reduced additional paid in capital within shareholders’ equity. Exhibit 99.1 to this Amendment amends and supersedes the corresponding financial information provided in Exhibit 99 to the original Current Report.

The Company’s revision to its income tax valuation allowance resulted in no impact on cash flows from operating activities in the Consolidated Statement of Cash Flows. The impact of the revision on the Consolidated Statement of Operations and the Consolidated Balance Sheet presented for the quarter and year ended December 31, 2007 are as follows:

	Quarter		Year-to-Date

Consolidated statements of operations	As originally reported	As adjusted	As originally reported	As adjusted

Benefit from income taxes	($479)	($462)	($417)	($400)
Income from continuing operations	343	326	545	528
Net income	343	326	545	528
Basic earnings/(loss) per share	2.16	2.05	3.38	3.27
Diluted earnings/(loss) per share	2.11	2.00	3.29	3.19

Consolidated balance sheet

Other non-current assets	964	942
Total assets	7,001	6,979
Shareholders’ equity/(deficit)	37	15
Total liabilities and shareholders’ equity	7,001	6,979

This Amendment does not reflect any events that have occurred after the filing of the original Current Report on January 31, 2008 and does not modify or update the disclosures in such Current Report in any way except as specifically described herein.

The information in this Amendment and the original Current Report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section and shall not be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by the specific reference in such filing.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

The following is furnished as an exhibit to this Report.

99.1  Revised Financial Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN HOLDINGS, INC.

By:	/s/ Thomas A. Kelly
Thomas A. Kelly
Vice President and Corporate Controller

Dated:  February 27, 2008